ACCESS VARIABLE INSURANCE TRUST
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY  AGREEMENT,  dated  as of May 1,  2003,  between  Access  Fund
Management, LLC (the "Adviser"), and Rafferty Asset Management, LLC (the "Sub-Adviser").

     WHEREAS, the Adviser acts as an investment adviser to several series of Access Variable Insurance Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement dated as of May 1, 2003 (the "Management Agreement");

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Access U.S. Government Money Market Portfolio (the "Portfolio"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     Section  1.  Appointment  and Status of  Sub-Adviser.  The  Adviser  hereby
                  ----------------------------------------
appoints the Sub-Adviser to provide investment advisory services to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

     Section 2. Sub-Adviser's Duties.  Subject to the general supervision of the
                ---------------------
Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Portfolio and the composition of the portfolio of securities and investments (including cash) belonging to the Portfolio, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Sub-Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio and what portion of the assets belonging to the Portfolio will be invested or held uninvested as cash;

     (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Portfolio, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and the Portfolio's Prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Portfolio and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request;

     (f) The Sub-Adviser shall provide the Trust's custodian on each business day with information about Portfolio securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

     (g) The Sub-Adviser shall respond immediately to any request from the Adviser or the Portfolio's fund accountant for assistance in obtaining price sources for securities held by the Portfolio or determining a price when a price source is not available, and shall periodically review the prices used by the fund accountant to determine net asset value and advise the fund accountant promptly if any price appears to be incorrect; and

     (h) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations.

     Section 3.  Execution  of Purchase  and Sale  Orders.  In  connection  with
                 -----------------------------------------
purchases or sales of portfolio securities for the account of the Portfolio, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Portfolio the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Portfolio and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Portfolio portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to accounts over which the Sub-Adviser exercises investment discretion. The Portfolio and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Portfolio and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Portfolio as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Portfolio's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Portfolio, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Portfolio. The Sub-Adviser's services to the Portfolio pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

     Section 4. Books and Records.  The Sub-Adviser shall keep the Trust's books
                ------------------
and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

     Section 5. Expenses of the Sub-Adviser.  During the term of this Agreement,
                ----------------------------
the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Portfolio (including taxes and brokerage commissions, if any). The Sub-Adviser will also pay all expenses incurred by the Portfolio pursuant to the Trust's distribution agreement, including the Portfolio's allocable share of Trust's distribution fees, to the extent such expenses are not permitted to be paid (or can not be paid) by the Portfolio under any distribution expense plan or any other permissible arrangement that may be adopted in the future, up to a maximum annual expense of $3,000..

     Section 6.  Compensation of the Sub-Adviser.  For the services provided and
                 --------------------------------
the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at the annual rate of 0.40% of the Portfolio's average daily net assets. This fee for each month will be paid to the Sub-Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of the Portfolio shall be calculated in the manner specified in the Portfolio's Prospectus. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Portfolio.

     Section 7. Use of Names.  The Trust and  Sub-Adviser  acknowledge  that all
                -------------
rights to the name "Access" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name. In the event the Adviser ceases to be the adviser, the Trust's right to the use of the name "Access" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety
(90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Access" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

     The Adviser and the Trust acknowledge that all rights to the name "Access U.S. Government Money Market Portfolio" belong to the Sub-Adviser, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name. In the event the Sub-Adviser ceases to be the sub-adviser to the Portfolio, the Trust's right to the use of the name "Access U.S. Government Money Market Portfolio" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Sub-Adviser during the term of the Sub-Advisory Agreement upon sixty (60) days' written notice by the Sub-Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Sub-Adviser's right to use the name "Access U.S. Government Money Market Portfolio" in the name of, or in connection with, any other business enterprises with which the Sub-Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

     Section  8.  Liability.  Neither  the  Sub-Adviser  nor  its  shareholders,
                  ----------
members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

     The term "Access Variable Insurance Trust" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Portfolio), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Portfolio and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of Portfolio) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

     Section 9. Duration and Termination. The term of this Agreement shall begin
                -------------------------
on the date of this Agreement and shall continue in effect for a period of two years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the

Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     This Agreement may be terminated at any time on at least 60 day's prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Portfolio under Section 6(c) of the 1940 Act, exempting the Trust or the Portfolio from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     Section 10.  Amendment.  This Agreement may be amended by mutual consent of
                  ----------
the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio affected by such amendment.

     Section 11.  Notices.  Notices of any kind to be given in writing and shall
                  --------
be duly given if mailed or delivered to the Sub-Adviser at 500 Fifth Ave., Suite 415, New York, NY 10110, and to the Adviser at 475 Hickorynut Ave., Oldsmar, FL 34677, or at such other address or to such other individual as shall be specified by the party to be given notice.

     Section 12.  Governing  Law.  (a) This  Agreement  shall be governed by and
                  ---------------
construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     Section 13.  Severability.  In the event any provision of this Agreement is
                  -------------
determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     Section 14.  Counterparts.  This  Agreement  may be executed in one or more
                  -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 15. Binding Effect. Each of the undersigned  expressly warrants and
                 ---------------
represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

     Section 16.  Captions.  The  captions in this  Agreement  are  included for
                  ---------
convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

     Section 17. Change of Control. The Sub-Adviser shall notify Adviser and the
                 ------------------
Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

     Section 18.  Other  Business.  Except as set forth  above,  nothing in this
                  ----------------
Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

Access Fund Management, LLC                   Rafferty Asset Management, LLC


By                                             By
   ---------------------------                   ------------------------------

Name: Michael V. Williams                      Name
                                                 ------------------------------

Title: President                               Title
                                                 ------------------------------

ACKNOWLEDGED AS TO SECTION 7 ONLY:

Access Variable Insurance Trust


By
  -----------------------------

Name: Michael V. Williams

Title: President

                         ACCESS VARIABLE INSURANCE TRUST
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY  AGREEMENT,  dated  as of May 1,  2003,  between  Access  Fund
Management, LLC (the "Adviser"), and Rafferty Asset Management, LLC (the "Sub-Adviser").

     WHEREAS, the Adviser acts as an investment adviser to several series of Access Variable Insurance Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement dated as of May 1, 2003 (the "Management Agreement");

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Potomac OTC Plus Portfolio (the "Portfolio"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     Section  1.  Appointment  and Status of  Sub-Adviser.  The  Adviser  hereby
                  ----------------------------------------
appoints the Sub-Adviser to provide investment advisory services to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

     Section 2. Sub-Adviser's Duties.  Subject to the general supervision of the
                ---------------------
Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Portfolio and the composition of the portfolio of securities and investments (including cash) belonging to the Portfolio, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Sub-Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio and what portion of the assets belonging to the Portfolio will be invested or held uninvested as cash;

     (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Portfolio, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and the Portfolio's Prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Portfolio and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request;

     (f) The Sub-Adviser shall provide the Trust's custodian on each business day with information about Portfolio securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

     (g) The Sub-Adviser shall respond immediately to any request from the Adviser or the Portfolio's fund accountant for assistance in obtaining price sources for securities held by the Portfolio or determining a price when a price source is not available, and shall periodically review the prices used by the fund accountant to determine net asset value and advise the fund accountant promptly if any price appears to be incorrect; and

     (h) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations.

     Section 3.  Execution  of Purchase  and Sale  Orders.  In  connection  with
                 -----------------------------------------
purchases or sales of portfolio securities for the account of the Portfolio, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Portfolio the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Portfolio and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Portfolio portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to accounts over which the Sub-Adviser exercises investment discretion. The Portfolio and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Portfolio and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Portfolio as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Portfolio's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Portfolio, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Portfolio. The Sub-Adviser's services to the Portfolio pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

     Section 4. Books and Records.  The Sub-Adviser shall keep the Trust's books
                ------------------
and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

     Section 5. Expenses of the Sub-Adviser.  During the term of this Agreement,
                ----------------------------
the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Portfolio (including taxes and brokerage commissions, if any). The Sub-Adviser will also pay all expenses incurred by the Portfolio pursuant to the Trust's distribution agreement, including the Portfolio's allocable share of Trust's distribution fees, to the extent such expenses are not permitted to be paid (or can not be paid) by the Portfolio under any distribution expense plan or any other permissible arrangement that may be adopted in the future, up to a maximum annual expense of $3,000..

     Section 6.  Compensation of the Sub-Adviser.  For the services provided and
                 --------------------------------
the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at the annual rate of 0.40% of the Portfolio's average daily net assets. This fee for each month will be paid to the Sub-Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of the Portfolio shall be calculated in the manner specified in the Portfolio's Prospectus. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Portfolio.

     Section 7. Use of Names.  The Trust and  Sub-Adviser  acknowledge  that all
                -------------
rights to the name "Access" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name. In the event the Adviser ceases to be the adviser, the Trust's right to the use of the name "Access" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety
(90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Access" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

     The Adviser and the Trust acknowledge that all rights to the name "Potomac OTC Plus Portfolio" belong to the Sub-Adviser, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name. In the event the Sub-Adviser ceases to be the sub-adviser to the

Portfolio, the Trust's right to the use of the name "Potomac OTC Plus Portfolio" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Sub-Adviser during the term of the Sub-Advisory Agreement upon sixty (60) days' written notice by the Sub-Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Sub-Adviser's right to use the name "Potomac OTC Plus Portfolio" in the name of, or in connection with, any other business enterprises with which the Sub-Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

     Section  8.  Liability.  Neither  the  Sub-Adviser  nor  its  shareholders,
                  ----------
members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

     The term "Access Variable Insurance Trust" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Portfolio), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Portfolio and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of Portfolio) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

     Section 9. Duration and Termination. The term of this Agreement shall begin
                -------------------------
on the date of this Agreement and shall continue in effect for a period of two years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The

Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     This Agreement may be terminated at any time on at least 60 day's prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Portfolio under Section 6(c) of the 1940 Act, exempting the Trust or the Portfolio from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     Section 10.  Amendment.  This Agreement may be amended by mutual consent of
                  ----------
the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio affected by such amendment.

     Section 11.  Notices.  Notices of any kind to be given in writing and shall
                  --------
be duly given if mailed or delivered to the Sub-Adviser at 500 Fifth Ave., Suite 415, New York, NY 10110, and to the Adviser at 475 Hickorynut Ave., Oldsmar, FL 34677, or at such other address or to such other individual as shall be specified by the party to be given notice.

     Section 12.  Governing  Law.  (a) This  Agreement  shall be governed by and
                  ---------------
construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     Section 13.  Severability.  In the event any provision of this Agreement is
                  -------------
determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     Section 14.  Counterparts.  This  Agreement  may be executed in one or more
                  -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 15. Binding Effect. Each of the undersigned  expressly warrants and
                 ---------------
represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

     Section 16.  Captions.  The  captions in this  Agreement  are  included for
                  ---------
convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

     Section 17. Change of Control. The Sub-Adviser shall notify Adviser and the
                 ------------------
Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

     Section 18.  Other  Business.  Except as set forth  above,  nothing in this
                  ----------------
Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

Access Fund Management, LLC                    Rafferty Asset Management, LLC


By                                              By
   ----------------------------                   -----------------------------

Name: Michael V. Williams                       Name
                                                  -----------------------------

Title: President                                Title
                                                  -----------------------------

ACKNOWLEDGED AS TO SECTION 7 ONLY:

Access Variable Insurance Trust


By
  ----------------------------

Name: Michael V. Williams

Title: President

                         ACCESS VARIABLE INSURANCE TRUST
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY  AGREEMENT,  dated  as of May 1,  2003,  between  Access  Fund
Management, LLC (the "Adviser"), and Rafferty Asset Management, LLC (the "Sub-Adviser").

     WHEREAS, the Adviser acts as an investment adviser to several series of Access Variable Insurance Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement dated as of May 1, 2003 (the "Management Agreement");

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Potomac Dow 30 Plus Portfolio (the "Portfolio"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     Section  1.  Appointment  and Status of  Sub-Adviser.  The  Adviser  hereby
                  ----------------------------------------
appoints the Sub-Adviser to provide investment advisory services to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

     Section 2. Sub-Adviser's Duties.  Subject to the general supervision of the
                ---------------------
Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Portfolio and the composition of the portfolio of securities and investments (including cash) belonging to the Portfolio, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Sub-Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio and what portion of the assets belonging to the Portfolio will be invested or held uninvested as cash;

     (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Portfolio, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and the Portfolio's Prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Portfolio and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request;

     (f) The Sub-Adviser shall provide the Trust's custodian on each business day with information about Portfolio securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

     (g) The Sub-Adviser shall respond immediately to any request from the Adviser or the Portfolio's fund accountant for assistance in obtaining price sources for securities held by the Portfolio or determining a price when a price source is not available, and shall periodically review the prices used by the fund accountant to determine net asset value and advise the fund accountant promptly if any price appears to be incorrect; and

     (h) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations.

     Section 3.  Execution  of Purchase  and Sale  Orders.  In  connection  with
                 -----------------------------------------
purchases or sales of portfolio securities for the account of the Portfolio, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Portfolio the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Portfolio and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Portfolio portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to accounts over which the Sub-Adviser exercises investment discretion. The Portfolio and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Portfolio and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Portfolio as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Portfolio's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Portfolio, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Portfolio. The Sub-Adviser's services to the Portfolio pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

     Section 4. Books and Records.  The Sub-Adviser shall keep the Trust's books
                ------------------
and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

     Section 5. Expenses of the Sub-Adviser.  During the term of this Agreement,
                ----------------------------
the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Portfolio (including taxes and brokerage commissions, if any). The Sub-Adviser will also pay all expenses incurred by the Portfolio pursuant to the Trust's distribution agreement, including the Portfolio's allocable share of Trust's distribution fees, to the extent such expenses are not permitted to be paid (or can not be paid) by the Portfolio under any distribution expense plan or any other permissible arrangement that may be adopted in the future, up to a maximum annual expense of $3,000..

     Section 6.  Compensation of the Sub-Adviser.  For the services provided and
                 --------------------------------
the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at the annual rate of 0.40% of the Portfolio's average daily net assets. This fee for each month will be paid to the Sub-Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of the Portfolio shall be calculated in the manner specified in the Portfolio's Prospectus. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Portfolio.

     Section 7. Use of Names.  The Trust and  Sub-Adviser  acknowledge  that all
                -------------
rights to the name "Access" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name. In the event the Adviser ceases to be the adviser, the Trust's right to the use of the name "Access" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety
(90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Access" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

     The Adviser and the Trust acknowledge that all rights to the name "Potomac Dow 30 Plus Portfolio" belong to the Sub-Adviser, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name. In the event the Sub-Adviser ceases to be the sub-adviser to the Portfolio, the Trust's right to the use of the name "Potomac Dow 30 Plus
Portfolio" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Sub-Adviser during the term of the Sub-Advisory Agreement upon sixty (60) days' written notice by the Sub-Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Sub-Adviser's right to use the name "Potomac Dow 30 Plus Portfolio" in the name of, or in connection with, any other business enterprises with which the Sub-Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

     Section  8.  Liability.  Neither  the  Sub-Adviser  nor  its  shareholders,
                  ----------
members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

     The term "Access Variable Insurance Trust" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Portfolio), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Portfolio and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of Portfolio) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.



     Section 9. Duration and Termination. The term of this Agreement shall begin
                -------------------------
on the date of this Agreement and shall continue in effect for a period of two years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     This Agreement may be terminated at any time on at least 60 day's prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Portfolio under Section 6(c) of the 1940 Act, exempting the Trust or the Portfolio from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     Section 10.  Amendment.  This Agreement may be amended by mutual consent of
                  ----------
the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio affected by such amendment.

     Section 11.  Notices.  Notices of any kind to be given in writing and shall
                  --------
be duly given if mailed or delivered to the Sub-Adviser at 500 Fifth Ave., Suite 415, New York, NY 10110, and to the Adviser at 475 Hickorynut Ave., Oldsmar, FL 34677, or at such other address or to such other individual as shall be specified by the party to be given notice.

     Section 12.  Governing  Law.  (a) This  Agreement  shall be governed by and
                  ---------------
construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     Section 13.  Severability.  In the event any provision of this Agreement is
                  -------------
determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     Section 14.  Counterparts.  This  Agreement  may be executed in one or more
                  -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 15. Binding Effect. Each of the undersigned  expressly warrants and
                 ---------------
represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

     Section 16.  Captions.  The  captions in this  Agreement  are  included for
                  ---------
convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

     Section 17. Change of Control. The Sub-Adviser shall notify Adviser and the
                 ------------------
Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

     Section 18.  Other  Business.  Except as set forth  above,  nothing in this
                  ----------------
Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

Access Fund Management, LLC                      Rafferty Asset Management, LLC


By            /s/                                   By          /s/
   -----------------------------                   -----------------------------

Name:  Michael V. Williams                       Name

Title:  President                                Title

ACKNOWLEDGED AS TO SECTION 7 ONLY:

Access Variable Insurance Trust


By              /s/
  ------------------------------

Name: Michael V. Williams

Title: President